Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) is dated as of November 8, 2011, by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of April 30, 2010 (as the same has been and may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Administrative Agent, the Lenders, Borrower and the Guarantors desire to amend the Credit Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended and restated in their respective entireties to read as follows:

“Aggregate Commitment” means, at any time, the sum of the Commitments of all the Lenders at such time, as such amount may be reduced or increased from time to time pursuant to Section 2.02 or Section 2.03; provided that such amount shall not at any time exceed the lesser of (a) the Maximum Facility Amount and (b) the Borrowing Base then in effect. If at any time the Borrowing Base is reduced below the Aggregate Commitment, the Aggregate Commitment shall be reduced automatically to the amount of the Borrowing Base in effect at such time. As of the Fourth Amendment Effective Date, the Aggregate Commitment is $1,600,000,000.

“Maximum Facility Amount” means $2,000,000,000.

1.2 Additional Definition. The following definition shall be and it hereby is added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

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“Fourth Amendment Effective Date” means November 8, 2011.

1.3 Schedules. Schedule 2.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Schedule 2.01 attached hereto.

SECTION 2. Redetermined Borrowing Base. This Amendment shall constitute notice of a Scheduled Redetermination of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement, and Administrative Agent, the Lenders, Borrower and the Guarantors hereby acknowledge that effective as of the date of this Amendment, the Borrowing Base is $1,600,000,000 and such redetermined Borrowing Base shall remain in effect until the earlier of (a) the next Redetermination of the Borrowing Base or (b) the date such Borrowing Base is otherwise reduced pursuant to the terms of the Credit Agreement.

SECTION 3. New Lenders, Departing Lenders and Reallocation and Increase of Commitments. The Lenders have agreed among themselves to reallocate their respective Commitments, and to, among other things, (a) permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”), and (b) allow certain financial institutions identified by J.P. Morgan Securities LLC (“J.P. Morgan”), in its capacity as a Co-Lead Arranger, in consultation with Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Commitment. In addition, The Royal Bank of Scotland plc (the “Departing Lender”) desires to assign all of its rights and obligations as a Lender under the Credit Agreement to the other Lenders and to no longer be a party to the Credit Agreement. Each of Administrative Agent and Borrower hereby consent to (i) the reallocation of the Commitments, (ii) each New Lender’s acquisition of an interest in the Aggregate Commitment, (iii) the increase in each Increasing Lender’s Commitment and (iv) the Departing Lender’s assignment of its rights, interests, liabilities and obligations under the Credit Agreement to the other Lenders. On the date this Amendment becomes effective and after giving effect to such reallocation, assignment and increase of the Aggregate Commitment, the Commitment of the Departing Lender shall terminate and the Commitment of each Lender shall be as set forth on Schedule 2.01 of this Amendment. Each Lender hereby consents to the Commitments set forth on Schedule 2.01 of this Amendment. The reallocation of the Aggregate Commitment among the Lenders, including the assignment by the Departing Lender of all of its rights, interests, liabilities and obligations under the Credit Agreement to the other Lenders, shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Lenders, including the Departing Lender, had executed an Assignment and Assumption with respect to such reallocation. Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 3. The increase in each Increasing Lender’s Commitment and the acquisition by each New Lender of an interest in the Aggregate Commitment shall be deemed to have been consummated pursuant to the terms of the Lender Certificate attached as Exhibit F to the Credit Agreement as if such Increasing Lender or New Lender, as the case may be, had executed a Lender Certificate with respect to such increase or acquisition. To the extent requested by any Lender, including the Departing Lender, and in accordance with Section 2.17 of the Credit Agreement, Borrower shall pay to such Lender, within the time period prescribed by Section 2.17 of the Credit Agreement, any amounts required to be paid by Borrower under Section 2.17 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 3.

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SECTION 4. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment, the redetermination of the Borrowing Base contained in Section 2 of this Amendment and the reallocation of and increase in the Aggregate Commitment contained in Section 3 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.

4.1 Execution and Delivery. Each Credit Party, the Lenders and Administrative Agent shall have executed and delivered this Amendment.

4.2 No Default. No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment.

4.3 Fees. Borrower, Administrative Agent and J.P. Morgan Securities LLC (“J.P. Morgan”) shall have executed and delivered a fee letter in connection with this Amendment, and Administrative Agent and J.P. Morgan shall have received the fees separately agreed upon in such fee letter.

4.4 Legal Opinion. Administrative Agent shall have received a favorable written opinion (addressed to Administrative Agent and the Lenders and dated as of the effective date of this Amendment) of Haynes and Boone, L.L.P., counsel for the Credit Parties, and covering such other matters relating to the Credit Parties and this Amendment as Administrative Agent shall reasonably request.

4.5 Certificates. Administrative Agent shall have received such documents and certificates as Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Credit Parties, this Amendment or the transactions contemplated hereby, all in form and substance satisfactory to Administrative Agent and its counsel.

4.6 Other Documents. Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Administrative Agent.

SECTION 5. Post-Closing Covenant. Within forty-five (45) days following the Fourth Amendment Effective Date (or such longer period as permitted by Administrative Agent in its sole discretion), Borrower shall deliver to Administrative Agent (a) Mortgages and title information, in each case, reasonably satisfactory to Administrative Agent with respect to the Borrowing Base Properties, or the portion thereof, as required by Sections 6.09 and 6.10 of the Credit Agreement and (b) amendments to the existing Mortgages, as requested by Administrative Agent to give effect to the amendments contained herein and otherwise in form and substance satisfactory to Administrative Agent.

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SECTION 6. Representations and Warranties of Borrower. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

6.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date).

6.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

6.3 Enforceability. This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

6.4 No Default. As of the date of this Amendment, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

6.5 Financial Covenants. On the date hereof and immediately after giving effect to the increase in the Aggregate Commitment contained in Section 3 of this Amendment and any Borrowing made on such date, the Borrower is in pro forma compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement as of the last day of the most recently ended fiscal quarter for which the financial statements and compliance certificate required under Section 6.01 of the Credit Agreement have been delivered to Administrative Agent and the Lenders.

SECTION 7. Miscellaneous.

7.1 Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

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7.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

7.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

7.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

7.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

7.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

7.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

7.8 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

7.9 Reference to and Effect on the Loan Documents.

(a) This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER: EXCO RESOURCES, INC.

By:	/s/ J. DOUGLAS RAMSEY
Name: Title:	J. Douglas Ramsey, Ph.D. Vice President – Finance

GUARANTORS:

EXCO HOLDING (PA), INC.

EXCO PRODUCTION COMPANY (PA), LLC

EXCO PRODUCTION COMPANY (WV), LLC

EXCO RESOURCES (XA), LLC

EXCO SERVICES, INC.

EXCO MIDCONTINENT MLP, LLC

EXCO PARTNERS GP, LLC

EXCO PARTNERS OLP GP, LLC

VERNON GATHERING, LLC

By:	/s/ J. DOUGLAS RAMSEY
Name: Title:	J. Douglas Ramsey, Ph.D. Vice President – Finance

EXCO OPERATING COMPANY, LP

By:	EXCO Partners OLP GP, LLC, its general partner

	By:	/s/ J. DOUGLAS RAMSEY
	Name: Title:	J. Douglas Ramsey, Ph.D. Vice President – Finance

EXCO GP PARTNERS OLD, LP

By:	EXCO Partners GP, LLC, its general partner

	By:	/s/ J. DOUGLAS RAMSEY
	Name: Title:	J. Douglas Ramsey, Ph.D. Vice President – Finance

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EXCO EQUIPMENT LEASING, LLC

By:	/s/ J. DOUGLAS RAMSEY
Name: Title:	J. Douglas Ramsey, Ph.D. Vice President – Finance

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JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent and Issuing Bank

By:	/s/ BRIAN ORLANDO
Name: Title:	Brian Orlando Authorized Officer

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BANK OF AMERICA, N.A., as a Lender and as Co-Lead Arranger and Co-Syndication Agent

By:	/s/ SANDRA M. SERIE
Name: Title:	Sandra M. Serie Vice President

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BNP PARIBAS, as a Lender and as Co-Lead Arranger and Co-Syndication Agent

By:	/s/ RICHARD HAWTHORNE
Name: Title:	Richard Hawthorne Director

By:	/s/ EDWARD PAK
Name: Title:	Edward Pak Director

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ROYAL BANK OF CANADA, as a Lender and as Co-Lead Arranger and Co-Documentation Agent

By:	/s/ DON J. MCKINNERNEY
Name: Title:	Don J. McKinnerney Authorized Signatory

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Co-Documentation Agent

By:	/s/ MATT COLEMAN
Name: Title:	Matt Coleman Vice President

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BANK OF MONTREAL, as a Lender and as Co-Syndication Agent

By:	/s/ KEVIN UTSEY
Name: Title:	Kevin Utsey Director

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CITIBANK, N.A., as a Lender and as Co-Documentation Agent

By:	/s/ ANGELA MCCRACKEN
Name: Title:	Angela McCracken Director

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KEYBANK N.A., as a Lender

By:	/s/ DAVID MORRIS
Name: Title:	David Morris Vice President

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NATIXIS, as a Lender

By:	/s/ LIANA TCHERNYSHEVA
Name: Title:	Liana Tchernysheva Managing Director

By:	/s/ DONOVAN C. BROUSSARD
Name: Title:	Donovan C. Broussard Managing Director

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UNION BANK, N.A., as a Lender

By:	/s/ DOUGLAS GALE
Name: Title:	Douglas Gale Vice President

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BANK OF SCOTLAND PLC, as a Lender

By:	/s/ JULIA R. FRANKLIN
Name: Title:	Julia R. Franklin Assistant Vice President

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ MICHAEL GETZ
Name:	Michael Getz
Title:	Vice President

By:	/s/ CARIN KEEGAN
Name:	Carin Keegan
Title:	Director

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ TOM BYARGEON
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ MICHAEL D. WILLIS
Name:	Michael D. Willis
Title:	Managing Director

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ DARIA MAHONEY
Name:	Daria Mahoney
Title:	Vice President

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COMERICA BANK, as a Lender

By:	/s/ JOHN S. LESIKAR
Name:	John S. Lesikar
Title:	Assistant Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ MASAKAZU HASEGAWA
Name:	Masakazu Hasegawa
Title:	Managing Director

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BARCLAYS BANK PLC, as a Lender

By:	/s/ VANESSA A. KURBATSKIY
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ JOHN FRAZELL
Name:	John Frazell
Title:	Director

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as a Lender

By:	/s/ TRUDY NELSON
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ CHRIS PERKS
Name:	Chris Perks
Title:	Authorized Signatory

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UBS LOAN FINANCE LLC, as a Lender

By:	/s/ IRJA R. OTSA
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ JOSELIN FERNANDES
Name:	Joselin Fernandes
Title:	Associate Director

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The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Fourth Amendment Effective Date, it is no longer a party to the Credit Agreement.
THE ROYAL BANK OF SCOTLAND PLC, as a Departing Lender (and solely with respect to Section 3 of this Amendment)

By:	/s/ SANJAY REMOND
Name: Sanjay Remond
Title: Authorised Signatory